                                                                       [GRAPHIC]

                                                             CG Variable Annuity
                                                                 Accounts I & II

                                                                  TimesSquare VP
                                                           S&P 500(R) Index Fund

                                               ---------------------------------

                                                                   Annual Report
                                                               December 31, 2003

                                                             CG Flexible Annuity
                                                       CG Group Variable Annuity

                                                                    [LOGO] CIGNA

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CG Variable Annuity Accounts I & II                                            1

Dear Investor:

We're pleased to provide you with this annual report for Connecticut General Variable Annuity Accounts I & II for the twelve months ended December 31, 2003.

Following is a summary of key performance results:

For qualified contractholders
o Accumulation unit values for the Flexible Annuity increased 26.87% from the December 31, 2002 level, from $146.672 to $186.085.

o For all other qualified individual contracts, accumulation unit values increased 27.32%, from $157.837 to $200.952.

o Accumulation unit values for group qualified contracts with 50 participants or more increased 27.95% from $187.179 to $239.503 during the period from January 1, 2003 to December 31, 2003.

o Over the last five years (January 1, 1999 to December 31, 2003), the unit values for group qualified contracts with 50 participants or more decreased 5.64%.

For non-qualified contractholders
o Accumulation unit values for the Flexible Annuity increased 26.87% from the December 31, 2002 level, from $129.351 to $164.110.

o For all other non-qualified individual contracts, accumulation unit values increased 27.32%, from $140.102 to $178.372.

o Accumulation unit values for group non-qualified contracts increased 27.95% from $166.132 to $212.573 during the period from January 1, 2003 to December 31, 2003.

o Over the last five years (January 1, 1999 to December 31, 2003), the unit values for group non-qualified contracts decreased 5.64%.

In addition to the financial statements for your annuity contracts, this report includes the financial statements and a list of holdings for the TimesSquare VP S&P 500 Index Fund(R), the mutual fund supporting Variable Annuity Accounts
I and II.

Thank you for letting us serve your investment needs. We look forward to our continuing relationship in the coming years.

/s/ John Y. Kim

John Y. Kim
President,
CIGNA Retirement & Investment Services

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CG Variable Annuity Account I                                                  2

Statement of Assets and Liabilities
December 31, 2003

Assets:
Investment in TimesSquare VP S&P 500 Index Fund(R) at net asset value,
  2,940,656.256 shares at $15.83 per share
 (cost $26,877,924; net unrealized appreciation $19,672,665)                                     $46,550,589
Receivable from Connecticut General Life Insurance Company                                           308,760
                                                                                                 -----------
  Total assets                                                                                    46,859,349
                                                                                                 -----------
Liabilities
Payable to Connecticut General Life Insurance Company                                                 12,465
                                                                                                 -----------
  Total liabilities                                                                                   12,465
                                                                                                 -----------
Net Assets                                                                                       $46,846,884
                                                                                                 ===========
Net Assets Represented By:
                                                                                    Unit
                                                                      Units         Value
                                                                     -------       --------
Accumulation Contracts
Group contracts:
 50 participants or more (50-1)                                      113,164       $239.503      $27,103,117
 Less than 50 participants (51-1)                                     14,799        219.155        3,243,275
 Tax-deferred annuity contracts issued after May 1, 1976 (52-1)       52,970        191.899       10,164,890
Individual contracts:
 Variable annuity contracts (53-1)                                     7,124        200.952        1,431,582
 Flexible annuity contracts (54-1)                                     9,965        186.085        1,854,337
Annuity Contracts
Group contracts:
 50 participants or more (50-3)                                      256,246          4.402        1,127,995
 Tax-deferred annuity contracts issued after May 1, 1976 (52-3)       10,390          5.321           55,285
Individual contracts:
 Variable annuity contracts (53-3)                                    12,566          5.712           71,777
 Variable annuity contracts (53-5)                                   318,299          4.800        1,527,835
 Flexible annuity contracts (54-5)                                    49,424          5.398          266,791
                                                                                                 -----------
                                                                                                 $46,846,884
                                                                                                 ===========

The Notes to Financial Statements are an integral part of these statements.
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CG Variable Annuity Account I                                                  3

Statements of Operations

--------------------------------------------------------------------------------------------------------
                                                                        For the years ended December 31,
                                                                        --------------------------------
                                                                            2003               2002
--------------------------------------------------------------------------------------------------------
Investment Income
 Dividends                                                              $   854,257       $    689,237
 Mortality expense risk and administrative charges                          183,041            207,559
                                                                        -----------       ------------
   Net investment income                                                    671,216            481,678
                                                                        -----------       ------------

Realized Gain on Investments
 Proceeds from sale of shares                                             6,865,827          4,973,671
 Cost of shares sold                                                      5,557,698          3,237,210
                                                                        -----------       ------------
 Realized gain from security transactions - net                           1,308,129          1,736,461
 Capital gain distribution                                                  514,042          1,441,324
                                                                        -----------       ------------
   Realized gain on investments - net                                     1,822,171          3,177,785
                                                                        -----------       ------------

Unrealized Appreciation (Depreciation) on Investments
 Beginning of year                                                       11,543,947         28,156,122
 End of year                                                             19,672,665         11,543,947
                                                                        -----------       ------------
   Change in unrealized appreciation (depreciation) on investments        8,128,718        (16,612,175)
                                                                        -----------       ------------
Increase (Decrease) in Net Assets Resulting from Operations             $10,622,105       $(12,952,712)
                                                                        ===========       ============

The Notes to Financial Statements are an integral part of these statements.

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CG Variable Annuity Account I                                                  4


Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                                       For the years ended December 31,
                                                                       ---------------------------------
                                                                           2003                   2002
--------------------------------------------------------------------------------------------------------
From Operations
 Net investment income                                                 $   671,216          $    481,678
 Realized gain on investments - net                                      1,822,171             3,177,785
 Change in unrealized appreciation (depreciation) on investments         8,128,718           (16,612,175)
                                                                       -----------          ------------
   Increase (decrease) in net assets resulting from operations          10,622,105           (12,952,712)
                                                                       -----------          ------------

From Unit Transactions
 Participant contributions                                                 201,058               212,544
 Transfers to/from fixed fund - net                                       (246,064)             (914,469)
 Withdrawal of funds on terminated/matured contracts                    (5,094,711)           (3,379,826)
 Annuity benefit distributions                                            (401,307)             (520,081)
 Mortality guarantee adjustment                                            172,260               120,777
 Equalization adjustment - net                                             (20,700)                 (400)
                                                                       -----------          ------------
   Decrease in net assets derived from unit transactions                (5,389,464)           (4,481,455)
                                                                       -----------          ------------

Increase (Decrease) in Net Assets                                        5,232,641           (17,434,167)
                                                                       -----------          ------------

Net Assets, Beginning of Year                                           41,614,243            59,048,410
                                                                       -----------          ------------

Net Assets, End of Year                                                $46,846,884          $ 41,614,243
                                                                       ===========          ============

The Notes to Financial Statements are an integral part of these statements.

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CG Variable Annuity Account I  Notes to Financial Statements                   5

1. Organization

The CG Variable Annuity Account I (the Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, and reflect management's estimates and assumptions, such as those regarding fair market value and reserve assumptions, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout the Notes to Financial Statements.

Under the terms of the annuity contracts, the individual participant can elect either a fixed or variable annuity benefit at retirement. The group participant can elect either a fixed or variable annuity benefit during the accumulation phase and at retirement. The assets providing for the variable annuity benefit will be invested in the TimesSquare VP S&P 500 Index Fund(R) (the Fund), and the fixed annuity contract will be purchased from the Account's sponsor, CG Life. The Fund was organized by CG Life in 1968.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently applied in the preparation of the Account's financial statements:

  A. The investment in the Fund's shares is valued at the closing net asset value per share as determined by the Fund on December 31, 2003. The difference between cost and fair value is reflected as unrealized appreciation on investments.

  B. The amount of the reserve for contracts in the distribution period is determined by actuarial assumptions which meet statutory requirements. Gains or losses resulting from actual mortality experience, the full responsibility for which is assumed by CG Life, are represented in the mortality guarantee adjustment.

  C. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and income is recorded on the ex-dividend date. Cost of investments sold is determined on the basis of the last-in, first-out method.

  D. The operations of the Account are included in, and taxed as part of CG Life as a life insurance company. Under Internal Revenue Code Section 817(h), there is no taxable income attributable to the Account (See note 7).

3. Cost of Investments

The cost of investments represents the accumulated cost of the Fund's shares purchased and sold by the Account at net asset value with net participant contributions received and from reinvestment of all distributions made by the Fund. The cost of purchases and the proceeds from sales of investments were $2,593,083 and $6,865,827, respectively, for the year ended December 31, 2003. The cost of purchases and proceeds from sales of investments were $2,541,367 and $4,973,671, respectively, for the year ended December 31, 2002.

4. Changes in Units Outstanding

Accumulation units issued and redeemed were 6,477 and 33,331, respectively, for the year ended December 31, 2003. Accumulation units issued and redeemed were 1,548 and 22,487, respectively, for the year ended December 31, 2002. There were no annuity units issued in 2003 and 2002. Annuity units distributed were 97,575 and 112,490, for the years ended December 31, 2003 and 2002, respectively. Mortality units issued were 52,438 and 63,430 for the years ended December 31, 2003 and 2002, respectively. Annuity units are issued in the event of an annuitization.

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CG Variable Annuity Account I  Notes to Financial Statements (Continued)       6

5. Expenses and Related Party Transactions

Participant contributions are net of premium taxes (if any) and sales load of $3,309 and $5,841 for the years ended December 31, 2003 and 2002, respectively. These amounts are deducted from participant contributions before amounts are invested in the Account and paid to CG Life in accordance with the underlying contract. Mortality and expense risk charges, which generally range from 0.25% to 1.10%, depending on contract size, are also paid to CG Life.

Withdrawal of funds on terminated contracts is net of administrative charges of $4,465 and $4,859 for the years ended December 31, 2003 and 2002, respectively. These amounts are paid to CG Life in accordance with the underlying contract.

During the years ended December 31, 2003 and 2002, management fees were paid to TimesSquare Capital Management, an affiliate of CG Life, in its capacity as advisor to the Fund. The advisory agreement provides for a fee at the annual rate of 0.25% of the average net assets of the Fund for the years then ended.

Contracts were sold primarily by persons who were insurance agents of or brokers for CG Life. These persons were authorized by applicable law to sell life and other forms of personal insurance. Contracts are no longer actively sold.

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CG Variable Annuity Account I  Notes to Financial Statements (Continued)       7

6. Financial Highlights
A summary of changes in unit values and various performance ratios follows.

--------------------------------------------------------------------------------
                                           For the years ended December 31,
                                             2003        2002        2001
--------------------------------------------------------------------------------
Accumulation Contracts:
Group Contracts:
50 or more participants (50-1)
Unit value, beginning of period            187.179     242.153      276.439
Net investment income                        6.517       9.092        2.302
Net realized and unrealized gain
   (loss) on investment transactions        45.807     (64.066)     (36.588)
                                           -------     --------     --------
Unit value, end of period                  239.503     187.179      242.153
                                           =======     ========     ========
Total Return *                              27.954%    -22.702%     -12.403%

Ratios (as a % of average net assets):
 Expenses **                                 0.250%      0.250%       0.250%
 Net Investment Income ***                   1.985%      1.404%       1.113%

Less than 50 participants (51-1)
Unit value, beginning of period            171.723     222.739      254.946
Net investment income                        5.419       7.761        1.512
Net realized and unrealized gain
   (loss) on investment transactions        42.013     (58.777)     (33.719)
                                           -------     --------     --------
Unit value, end of period                  219.155     171.723      222.739
                                           =======     ========     ========
Total Return *                              27.621%    -22.903%     -12.633%

Ratios (as a % of average net assets):
 Expenses **                                 0.511%      0.511%       0.511%
 Net Investment Income ***                   1.966%      1.408%       1.057%

--------------------------------------------------------------------------------
                                           For the years ended December 31,
                                             2003        2002        2001
--------------------------------------------------------------------------------
Tax-deferred annuity contracts
  issued after May 1, 1976 (52-1)
Unit value, beginning of period            150.500     195.386      223.839
Net investment income                        4.559       6.601        1.124
Net realized and unrealized gain
   (loss) on investment transactions        36.840     (51.487)     (29.577)
                                           -------     -------      -------
Unit value, end of period                  191.899     150.500      195.386
                                           =======     =======      =======
Total Return *                              27.508%    -22.972%     -12.711%
Ratios (as a % of average net assets):
 Expenses **                                 0.600%      0.600%       0.600%
 Net Investment Income ***                   1.959%      1.420%       1.160%

Individual Contracts:
Variable annuity contracts (53-1)
Unit value, beginning of period            157.837     205.218      235.458
Net investment income                        4.478       6.616        0.883
Net realized and unrealized gain
   (loss) on investment transactions        38.637     (53.997)     (31.123)
                                           -------     -------      -------
Unit value, end of period                  200.952     157.837      205.218
                                           =======     =======      =======
Total Return *                              27.316%    -23.088%     -12.843%

Ratios (as a % of average net assets):
 Expenses **                                 0.750%      0.750%       0.750%
 Net Investment Income ***                   2.053%      1.176%       1.073%

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CG Variable Annuity Account I  Notes to Financial Statements (Continued)       8

--------------------------------------------------------------------------------
                                             For the years ended December 31,
                                              2003         2002         2001
--------------------------------------------------------------------------------
Flexible annuity contracts
  (54-1)
Unit value, beginning of period             146.672      191.372      220.347
Net investment income                         3.723        5.742        0.123
Net realized and unrealized gain
   (loss) on investment transactions         35.690      (50.442)     (29.098)
                                            -------      --------     --------
Unit value, end of period                   186.085      146.672      191.372
                                            =======      ========     ========
Total Return *                               26.872%     -23.357%     -13.150%

Ratios (as a % of average net assets):
 Expenses **                                  1.100%       1.100%       1.100%
 Net Investment Income ***                    2.058%       1.393%       1.115%

Payout Contracts:
Group Contracts:
(50-3)
Unit value, beginning of period               3.595        4.860        5.799
Net investment income                        (0.086)       0.001       (0.178)
Net realized and unrealized gain
   (loss) on investment transactions          0.893       (1.266)      (0.761)
                                            --------     --------     --------
Unit value, end of period                     4.402        3.595        4.860
                                            ========     ========     ========
Total Return *                               22.448%     -26.029%     -16.192%

Ratios (as a % of average net assets):
 Expenses ****                                4.750%       4.750%       4.750%
 Net Investment Income ***                    2.256%       1.459%       1.164%

(52-3)
Unit value, beginning of period               4.361        5.916        7.084
Net investment income                        (0.111)      (0.003)      (0.239)
Net realized and unrealized gain
   (loss) on investment transactions          1.071       (1.552)      (0.929)
                                            --------     --------     --------
Unit value, end of period                     5.321        4.361        5.916
                                            ========     ========     ========
Total Return *                               22.013%     -26.285%     -16.488%

Ratios (as a % of average net assets):
 Expenses ****                                5.100%       5.100%       5.100%
 Net Investment Income ***                    1.870%       1.558%       1.169%

--------------------------------------------------------------------------------
                                             For the years ended December 31,
                                              2003         2002         2001
--------------------------------------------------------------------------------
Individual Contracts:
(53-3)
Unit value, beginning of period               4.643        6.249        7.421
Net investment income                        (0.508)       0.037       (0.198)
Net realized and unrealized gain
   (loss) on investment transactions          1.577       (1.643)      (0.974)
                                            --------     --------     --------
Unit value, end of period                     5.712        4.643        6.249
                                            ========     ========     ========
Total Return *                               23.024%     -25.700%     -15.793%

Ratios (as a % of average net assets):
 Expenses ****                                4.250%       4.250%       4.250%
 Net Investment Income ***                  -12.002%       1.518%       1.148%

(53-5)
Unit value, beginning of period               3.921        5.302        6.327
Net investment income                        (0.099)      (0.000)      (0.195)
Net realized and unrealized gain
   (loss) on investment transactions          0.978       (1.381)      (0.830)
                                            --------     --------     --------
Unit value, end of period                     4.800        3.921        5.302
                                            ========     ========     ========
Total Return *                               22.418%     -26.047%     -16.200%

Ratios (as a % of average net assets):
 Expenses ****                                4.750%       4.750%       4.750%
 Net Investment Income ***                    2.168%       1.440%       1.197%

(54-5)
Unit value, beginning of period               4.425        6.004        7.191
Net investment income                        (0.121)      (0.002)      (0.244)
Net realized and unrealized gain
   (loss) on investment transactions          1.094       (1.577)      (0.943)
                                            --------     --------     --------
Unit value, end of period                     5.398        4.425        6.004
                                            ========     ========     ========
Total Return *                               21.989%     -26.299%     -16.507%

Ratios (as a % of average net assets):
 Expenses ****                                5.100%       5.100%       5.100%
 Net Investment Income ***                    2.390%       1.547%       1.145%

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CG Variable Annuity Account I  Notes to Financial Statements (Continued)       9

* These amounts represent the total return for the years indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** These ratios represent the annualized contract expenses, consisting of mortality and expense charges, for the years indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the dividends by the underlying fund in which the subaccounts invest. Reclassifications have been made to prior year amounts to conform with the current year presentation.

**** These ratios represent the annualized contract expenses, consisting of mortality and expense, and assumed investment return charges, for the years indicated. The assumed investment returns of 3% to 5% are normally available. The selection of the assumed investment return is made by the Contractholder from a range made available by CG Life, and is used to determine the purchase rates for all annuities affected under the Contract. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

7. Diversification Requirements
Under the provisions of Section 817(h) of the Internal Revenue Code (Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements, as set forth in regulations issued by the Secretary of the Treasury.

The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. CG Life believes that the Account satisfies the current requirements of the regulations, and it intends for the Account to continue to meet such requirements.

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CG Variable Annuity Account I                                                 10

Report of Independent Auditors


To the Board of Directors of Connecticut General Life Insurance Company and Participants of the CG Variable Annuity Account I:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the CG Variable Account I (the "Account") at December 31, 2003, and the results of its operations and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003, by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
February 18, 2004

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CG Variable Annuity Account II                                                11

Statement of Assets and Liabilities
December 31, 2003

Assets:
Investment in TimesSquare VP S&P 500 Index Fund(R) at net asset value, 265,842.259 shares at $15.83 per share
 (cost $3,256,580; net unrealized appreciation $951,703)                                   $4,208,283
Receivable from Connecticut General Life Insurance Company                                    795,455
                                                                                           ----------
        Total assets                                                                        5,003,738
                                                                                           ----------
Liabilities
Payable to Connecticut General Life Insurance Company                                          31,640
                                                                                           ----------
        Total liabilities                                                                      31,640
                                                                                           ----------
Net Assets                                                                                 $4,972,098
                                                                                           ==========
Net Assets Represented By:
                                                                               Unit
                                                                 Units        Value
                                                                -------      --------
Accumulation Contracts
Group contracts (50-2)                                            2,316      $212.573      $  492,319

Individual contracts:
 Variable annuity contracts (53-2)                                4,814       178.372         858,683
 Flexible annuity contracts (54-2)                                8,601       164.110       1,411,510

Annuity Contracts
Group contracts (50-4)                                              255         4.284           1,092

Individual contracts:
 Variable annuity contracts (53-4)                                1,783         5.073           9,045
 Variable annuity contracts (53-6)                              301,680         4.263       1,286,062
 Flexible annuity contracts (54-6)                              191,888         4.760         913,387
                                                                                           ----------
                                                                                           $4,972,098
                                                                                           ==========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CG Variable Annuity Account II                                                12

Statements of Operations

-------------------------------------------------------------------------------------------------------
                                                                       For the years ended December 31,
                                                                       --------------------------------
                                                                            2003            2002
-------------------------------------------------------------------------------------------------------
Investment Income
 Dividends                                                              $   77,238      $    70,489
 Mortality expense risk and administrative charges                          33,655           42,299
                                                                        ----------      -----------
   Net investment income                                                    43,583           28,190
                                                                        ----------      -----------

Realized Gain on Investments
 Proceeds from sale of shares                                            3,123,662          476,200
 Cost of shares sold                                                     2,391,971          329,199
                                                                        ----------      -----------
 Realized gain from security transactions - net                            731,691          147,001
 Capital gain distribution                                                  46,477          147,406
                                                                        ----------      -----------
   Realized gain on investments - net                                      778,168          294,407
                                                                        ----------      -----------

Unrealized Appreciation (Depreciation) on Investments
 Beginning of year                                                         820,026        2,487,975
 End of year                                                               951,703          820,026
                                                                        ----------      -----------
   Change in unrealized appreciation (depreciation) on investments         131,677       (1,667,949)
                                                                        ----------      -----------

Increase (Decrease) in Net Assets Resulting from Operations             $  953,428      $(1,345,352)
                                                                        ==========      ===========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CG Variable Annuity Account II                                                13

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                     For the years ended December 31,
                                                                     --------------------------------
                                                                         2003             2002
-----------------------------------------------------------------------------------------------------
From Operations
 Net investment income                                                $   43,583      $    28,190
 Realized gain on investments - net                                      778,168          294,407
 Change in unrealized appreciation (depreciation) on investments         131,677       (1,667,949)
                                                                      ----------      -----------
   Increase (decrease) in net assets resulting from operations           953,428       (1,345,352)
                                                                      ----------      -----------

From Unit Transactions
 Participant contributions                                               772,326              143
 Withdrawal of funds on terminated/matured contracts                    (923,857)        (225,567)
 Annuity benefit distributions                                          (227,268)        (223,967)
 Mortality guarantee adjustment                                           86,284           68,652
 Equalization adjustment - net                                            86,514                7
                                                                      ----------      -----------
   Decrease in net assets derived from unit transactions                (206,001)        (380,732)
                                                                      ----------      -----------

Increase (Decrease) in Net Assets                                        747,427       (1,726,084)
                                                                      ----------      -----------

Net Assets, Beginning of Year                                          4,224,671        5,950,755
                                                                      ----------      -----------

Net Assets, End of Year                                               $4,972,098      $ 4,224,671
                                                                      ==========      ===========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CG Variable Annuity Account II  Notes to Financial Statements                 14

1. Organization
The CG Variable Annuity Account II (the Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, and reflect management's estimates and assumptions, such as those regarding fair market value and reserve assumptions, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout the Notes to Financial Statements.

Under the terms of the annuity contracts, the individual participant can elect either a fixed or variable annuity benefit at retirement. The group participant can elect either a fixed or variable annuity benefit during the accumulation phase and at retirement. The assets providing for the variable annuity benefit will be invested in the TimesSquare VP S&P 500 Index Fund(R) (the Fund), and the fixed annuity contract will be purchased from the Account's sponsor, CG Life. The Fund was organized by CG Life in 1968.

2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies consistently applied in the preparation of the Account's financial statements:

  A. The investment in the Fund's shares is valued at the closing net asset value per share as determined by the Fund on December 31, 2003. The difference between cost and fair value is reflected as unrealized appreciation on investments.

  B. The amount of the reserve for contracts in the distribution period is determined by actuarial assumptions which meet statutory requirements. Gains or losses resulting from actual mortality experience, the full responsibility for which is assumed by CG Life, are represented in the mortality guarantee adjustment.

  C. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and income is recorded on the ex-dividend date. Cost of investments sold is determined on the basis of the last-in, first-out method.

  D. The operations of the Account are included in, and taxed as part of CG Life as a life insurance company. Under Internal Revenue Code Section 817(h), there is no taxable income attributable to the Account (See note 7).

3. Cost of Investments

The cost of investments represents the accumulated cost of the Fund's shares purchased and sold by the Account at net asset value with net participant contributions received and from reinvestment of all distributions made by the Fund. The cost of purchases and the proceeds from sales of investments were $2,236,273 and $3,123,662, respectively, for the year ended December 2003. The cost of purchases and proceeds from sales of investments were $283,677 and $476,200, respectively, for the year ended December 31, 2002.

4. Changes in Units Outstanding

Accumulation units issued and redeemed were 1 and 6,273, respectively, for the year ended December 31, 2003. Accumulation units issued and redeemed were 1 and 1,542, respectively, for the year ended December 31, 2002. Annuity units issued were 174,896 and 0 for the years ended December 31, 2003 and 2002, respectively. Annuity units distributed were 75,399 and 53,323 for the years ended December 31, 2003 and 2002, respectively. Mortality units issued were 44,107 and 30,061 for the years ended December 31, 2003 and 2002, respectively. Annuity units are issued in the event of an annuitization.

--------------------------------------------------------------------------------
CG Variable Annuity Account II  Notes to Financial Statements (Continued)     15

5. Expenses and Related Party Transactions

Participant contributions are net of premium taxes (if any) and sales load of $2 and $4 for the years ended December 31, 2003 and 2002, respectively. These amounts are deducted from participant contributions before amounts are invested in the Account and paid to CG Life in accordance with the underlying contract. Mortality and expense risk charges, which generally range from 0.25% to 1.10%, depending on contract size, are also paid to CG Life.

Withdrawal of funds on terminated contracts is net of administrative charges of $450 and $470 for the years ended December 31, 2003 and 2002, respectively. These amounts are paid to CG Life in accordance with the underlying contract.

During the years ended December 31, 2003 and 2002, management fees were paid to TimesSquare Capital Management, an affiliate of CG Life, in its capacity as advisor to the Fund. The advisory agreement provides for a fee at the annual rate of 0.25% of the average net assets of the Fund for the years then ended.

Contracts were sold primarily by persons who were insurance agents of or brokers for CG Life. These persons were authorized by applicable law to sell life and other forms of personal insurance. Contracts are no longer actively sold.

--------------------------------------------------------------------------------
CG Variable Annuity Account II  Notes to Financial Statements (Continued)     16

6. Financial Highlights
A summary of changes in unit values and various performance ratios follows.

--------------------------------------------------------------------------------
                                               For the years ended December 31,
                                              2003          2002          2001
--------------------------------------------------------------------------------
Accumulation Contracts:
Group Contracts: (50-2)
Unit value, beginning of period              166.132       214.925      245.356
Net investment income                          5.787         9.013        2.043
Net Realized and unrealized gain
   (loss) on investment transactions          40.654       (57.806)     (32.474)
                                             -------       -------      -------
Unit value, end of period                    212.573       166.132      214.925
                                             =======       =======      =======
Total Return *                                27.954%      -22.702%     -12.403%

Ratios (as a % of average net assets):
 Expenses **                                   0.250%        0.250%       0.250%
 Net Investment Income ***                     2.126%        1.479%       1.132%

Individual Contracts:
Variable annuity contracts (53-2)
Unit value, beginning of period              140.102       182.159      209.001
Net investment income                          4.018         8.304        0.795
Net Realized and unrealized gain
   (loss) on investment transactions          34.252       (50.361)     (27.637)
                                             -------       -------      -------
Unit value, end of period                    178.372       140.102      182.159
                                             =======       =======      =======
Total Return *                                27.316%      -23.088%     -12.843%

Ratios (as a % of average net assets):
 Expenses **                                   0.750%        0.750%       0.750%
 Net Investment Income ***                     2.093%        1.258%       1.079%

Flexible annuity contracts (54-2)
Unit value, beginning of period              129.351       168.782      194.325
Net investment income                          3.276         8.267        0.113
Net Realized and unrealized gain
   (loss) on investment transactions          31.483       (47.698)     (25.656)
                                             -------       -------      -------
Unit value, end of period                    164.110       129.351      168.782
                                             =======       =======      =======
Total Return *                                26.872%      -23.357%     -13.144%

Ratios (as a % of average net assets):
 Expenses **                                   1.100%        1.100%       1.100%
 Net Investment Income ***                     1.817%        1.453%       1.150%

--------------------------------------------------------------------------------
                                               For the years ended December 31,
                                               2003          2002         2001
--------------------------------------------------------------------------------
Annuity Contracts:
Group contracts (50-4)
Unit value, beginning of period                3.499         4.730        5.644
Net investment income                         (0.006)        0.031       (0.173)
Net Realized and unrealized gain
   (loss) on investment transactions           0.791        (1.262)      (0.741)
                                             -------      --------      --------
Unit value, end of period                      4.284         3.499        4.730
                                             =======      ========      ========
Total Return *                                22.435%      -26.025%     -16.194%

Ratios (as a % of average net assets):
 Expenses ****                                 4.750%        4.750%       4.750%
 Net Investment Income ***                     3.094%        1.309%       1.165%

Individual Contracts:
Variable annuity contracts
   (53-4)
Unit value, beginning of period                4.124         5.516        6.591
Net investment income                          0.119         0.077        0.046
Net Realized and unrealized gain
   (loss) on investment transactions           0.830        (1.469)      (1.121)
                                             -------      --------      --------
Unit value, end of period                      5.073         4.124        5.516
                                             =======      ========      ========
Total Return *                                23.012%      -25.236%     -16.310%

Ratios (as a % of average net assets):
 Expenses ****                                  4.25%         4.25%        4.25%
 Net Investment Income ***                     2.997%        2.121%       1.401%

--------------------------------------------------------------------------------
CG Variable Annuity Account II  Notes to Financial Statements (Continued)     17

--------------------------------------------------------------------------------
                                          For the years ended December 31,
                                           2003        2002          2001
--------------------------------------------------------------------------------
Variable annuity contracts
  (53-6)
Unit value, beginning of period            3.482        4.709        5.620
Net investment income                     (0.085)       0.009       (0.150)
Net Realized and unrealized gain
   (loss) on investment transactions       0.866       (1.236)      (0.761)
                                          ------      -------      -------
Unit value, end of period                  4.263        3.482        4.709
                                          ======      =======      =======
Total Return *                            22.430%     -26.056%     -16.210%

Ratios (as a % of average net assets):
 Expenses ****                             4.750%       4.750%       4.750%
 Net Investment Income ***                 2.399%       1.580%       1.157%

Flexible annuity contracts (54-6)
Unit value, beginning of period            3.902        5.295        6.341
Net investment income                     (0.209)      (0.046)      (0.215)
Net Realized and unrealized gain
   (loss) on investment transactions       1.067       (1.347)      (0.831)
                                          ------      -------      -------
Unit value, end of period                  4.760        3.902        5.295
                                          ======      =======      =======
Total Return *                            21.989%     -26.308%     -16.496%

Ratios (as a % of average net assets):
 Expenses ****                             5.100%       5.100%       5.100%
 Net Investment Income ***                 1.676%       1.451%       1.139%

* These amounts represent the total return for the years indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

** These ratios represent the annualized contract expenses, consisting of mortality and expense charges, for the years indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the dividends by the underlying fund in which the subaccounts invest. Reclassifications have been made to prior year amounts to conform with the current year presentation.

****These ratios represent the annualized contract expenses, consisting of mortality and expense, and assumed investment return charges, for the years indicated. The assumed investment returns of 3% to 5% are normally available. The selection of the assumed investment return is made by the Contractholder from a range made available by CG Life, and is used to determine the purchase rates for all annuities affected under the Contract. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

7. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code (Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements, as set forth in regulations issued by the Secretary of the Treasury.

The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. CG Life believes that the Account satisfies the current requirements of the regulations, and it intends for the Account to continue to meet such requirements.

--------------------------------------------------------------------------------
CG Variable Annuity Account II                                                18

Report of Independent Auditors

To the Board of Directors of Connecticut General Life Insurance Company and Participants of the CG Variable Annuity Account II:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the CG Variable Account II (the "Account") at December 31, 2003 and the results of its operations and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
February 18, 2004

--------------------------------------------------------------------------------
                                                                              19

Dear Shareholders:
Our commentary for TimesSquare VP S&P 500(R) Index Fund (the "Fund") covering the year ended December 31, 2003 follows.

Management's Discussion of Fund Performance
Economy

Economic touchstones which had provided hope of an improving recovery at the end of 2002 grew decidedly weaker over the first three months of the year. Financial markets closely followed the course of Operation Iraqi Freedom. Uncertainties were compounded by the deterioration of the western alliance and the realization that the U.S./ U.K. "coalition of the willing" would have to act in defiance of France, Germany, Russia and the U.N. The promotion of a shock and awe campaign by coalition forces promising early resolution to the conflict left investors relieved when war finally commenced in mid-March. However, by the quarter's end, Turkey's broken promise to provide a northern access route to Iraq and the inflammatory nature of real-time network war coverage had instead generated expectations for a messy and prolonged engagement.

Financial markets received psychological boosts from a number of directions in the second quarter. U.S. and coalition forces achieved a decisive victory in Iraq and turned their attention to instituting a provisional civil authority to oversee the transition. President Bush declared an end to "major" hostilities, although a clean end to the conflict has been elusive. Congress passed the president's 2003 tax cut initiative. The SARS epidemic, which had been perceived as a world threat earlier in the year, received unprecedented international coordinated attention and was brought under control. In an unusual step, Federal Reserve (Fed) chairman Alan Greenspan acknowledged the threat of deflation, declared formal steps to guard against it, and suggested that the Fed would tolerate and even welcome moderate inflation.

The financial markets were subjected to mixed influences during the third quarter. The Fed on two separate occasions renewed its commitment to low interest rates in response to nine-year record unemployment levels. Investor confidence was rocked by both the de facto forced retirement of NYSE CEO Richard Grasso on compensation issues, and evidence of mutual fund industry improprieties regarding late trading, market timing and use of brokerage commissions. Increased estimated costs of the Iraqi reconstruction and the consequent domestic economic implications eroded presidential support despite news of the deaths of Saddam Hussein's sons. The Northeast economic region experienced an energy blackout of historic scope. Second quarter Gross Domestic Product (GDP) was determined to be 3.3%, surpassing expectations.

Economic growth accelerated in the fourth quarter, capping a year that confounded consensus views at the end of the previous year. Forecasts of double-dip recession, deflation, and a protracted period of uninspiring returns were laid waste by revised third quarter GDP figures of 8.2% and expectations of 4% full-year growth. Also influencing markets were record construction spending and a 20-year high in the ISM Purchasing Managers Index. Saddam Hussein finally was captured, the U.S. dollar hit record lows against the Euro and the country experienced fear of an outbreak of Mad Cow disease.

Equity Markets
Equity markets retreated, intermediate rates fell and the dollar weakened through mid-March, as the lack of U.N. resolve left questionable the U.S. course of action related to Iraq. These trends reversed dramatically during the first two weeks of engagement in anticipation of an early success,

--------------------------------------------------------------------------------
                                                                              20

and then reversed again during the final week of March on concerns of a longer U.S. presence in Iraq. By quarter's end, total return for the S&P 500(R) Index was -3.15% (the Fund returned -3.22%).

In the second quarter, equity market participants, buoyed by improving confidence indicators and better-than-expected reported earnings announcements, drove stock indexes to their best quarterly return in three and a half years. AMG Data Services (an independent provider of mutual fund data) reported that investors, anticipating a second-half acceleration in earnings, poured nearly $33 billion into stock mutual funds in the second quarter. The S&P 500(R) Index returned 15.40% for the period (the Fund returned 15.35%).

The average diversified U.S. stock fund returned 16.8% during the second quarter according to Lipper Analytics. Among large capitalization companies, value (+18.8%) outperformed growth (+12.17%), as measured by representative S&P/ Barra indexes. The best-performing industries for the three months included employment services, computer & electronics, tobacco and utilities, which all returned more than 48%. Health care facilities, the principal loser, gave back 19%.

Equity markets traded in a range throughout most of July and August. An increase in jobless claims and low retail sales figures counteracted the impact of evidence of increased M&A (merger and acquisition) activity and a growing list of companies reporting earnings meeting optimistic expectations. The major indexes rose somewhat in late August and the first half of September as a result of strong sales reports from major retailers and an uneventful anniversary of the 9/11 tragedy, but retreated thereafter on concerns that excessive dollar weakness might cause foreign liquidation of U.S. stocks as well as Treasuries. Announced OPEC output cuts and a six-month low in consumer confidence posed additional setbacks to further growth. By September 30, returns to the S&P 500(R) Index for the quarter had fallen to 2.65% (the Fund returned 2.54%). Continuing a trend, small cap (S&P SmallCap Index, 7.08%) and mid cap (S&P MidCap Index, 6.59%) stocks dominated their large capitalization counterparts. Among large cap companies, value (+2.54%) and growth (+2.75) produced somewhat comparable results, as measured by their respective S&P/Barra Indexes.

Equity markets had a strong start in October. Improvements in business capital spending, consumer confidence and payrolls, in addition to increased merger activity and better than expected reported operating earnings, produced a 5.6% return for the month. The market paused in November with renewed domestic terrorist threats, attacks on our forces in Iraq and fears of trade wars prompted by new U.S. quotas on Chinese textiles. A renewed pledge by the Fed to keep rates low until inflation, employment and capacity utilization rates rose, combined with Hussein's capture, lifted the S&P 500(R) Index through the holidays to finish the quarter up 12.18% (the Fund returned 12.06% for the fourth quarter). Continuing a year-long trend, smaller capitalization segments outperformed the larger segments. The S&P Mid Cap Index was up 13.19% for the quarter and 35.62% for the year, while the S&P Small Cap Index generated returns of 14.78% and 38.79% for the corresponding periods. Among large capitalization companies, value (14.45% for the quarter, 31.79% for the year) beat growth (9.93% for the quarter, 25.66% for the year), based on S&P/Barra indexes. All ten S&P sectors were positive for the year, as were 90% of all companies in the Index -- a new record. Technology performed best (+47.2%) while Telecommunications was worst (+7.1%). As might be expected, the equal weighted Index beat the cap-weighted Index by 13% for the year.

--------------------------------------------------------------------------------
                                                                              21

Performance Summary
Returns for the year ended December 31, 2003 (which do not reflect expenses associated with variable products through which the Fund may be offered and which would have been lower if such expenses were reflected), were:

Fund                           28.27%
Lipper S&P 500 Funds Average   27.78
S&P 500(R) Index               28.68

Outlook
Near term, we expect that the Fed's pledge to remain accommodative and the benefits of improved productivity will support additional, though less robust, increases in corporate earnings, allowing the market to move higher. We continue to believe that, as the year progresses, sustainability of market advances will be dependent on both the orderly retracing of the dollar (sufficient to produce improvements in the trade deficit) as well as continued improvement in business investment to generate job growth. World central banks probably will ensure the first, but evidence of pending job growth has thus far been lacking.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde

Chairman of the Board and President
CIGNA Variable Products Group

--------------------------------------------------------------------------------
                                                                              22

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

--------------------------------------------------------------------------------

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              12/31/93 - 12/31/03

        Fund    S&P 500(R) Index
12/93   10000   10000
12/94   10067   10132
12/95   13773   13940
12/96   16869   17140
12/97   22495   22859
12/98   28930   29390
12/99   34937   35574
12/00   31663   32335
12/01   27806   28493
12/02   21547   22194
12/03   27640   28561

------------------------------------------------
              AVERAGE ANNUAL RETURN

                     1 Year   5 Year   10 Year
  Fund               28.27%   -0.91%   10.70%
  S&P 500(R) Index   28.68%   -0.57%   11.06%

------------------------------------------------

TimesSquare VP S&P 500(R) Index Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of S&P 500(R) Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage changes or other investment expenses.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities                23
December 31, 2003

                                             Number of             Value
                                              Shares               (000)
-------------------------------------------------------------------------
COMMON STOCKS - 87.1%
General Electric Co.                         198,800             $  6,159
Microsoft Corp.                              214,100                5,896
Exxon Mobil Corp.                            130,824                5,364
Pfizer, Inc.                                 151,032                5,336
Citigroup, Inc.                              102,072                4,955
Wal-Mart Stores, Inc.                         85,700                4,546
Intel Corp.                                  129,300                4,163
American International Group                  51,684                3,426
Cisco Systems, Inc. (a)                      136,600                3,318
International Business Machine Corp.          34,100                3,160
Johnson & Johnson                             58,784                3,037
Procter & Gamble Co.                          25,700                2,567
Coca-Cola (The) Co.                           48,500                2,461
Bank of America Corp.                         29,418                2,366
Altria Group, Inc.                            40,200                2,188
Merck & Co., Inc.                             44,000                2,033
Wells Fargo & Co.                             33,460                1,970
Verizon Communications, Inc.                  54,626                1,916
ChevronTexaco Corp.                           21,134                1,826
Dell, Inc. (a)                                50,700                1,722
SBC Communications, Inc.                      65,494                1,707
United Parcel Service, Inc., Class B          22,300                1,662
Time Warner, Inc. (a)                         89,400                1,608
Home Depot, Inc.                              45,050                1,599
PepsiCo., Inc.                                33,960                1,583
Amgen, Inc. (a)                               25,568                1,580
Eli Lilly & Co.                               22,200                1,561
Viacom, Inc., Class B                         34,633                1,537
Morgan (J.P.) Chase & Co.                     40,306                1,480
Comcast Corp., Class A (a)                    44,662                1,468
Fannie Mae                                    19,200                1,441
Abbott Laboratories                           30,900                1,440
Hewlett-Packard Co.                           60,424                1,388
Oracle Corp. (a)                             103,672                1,368
3M Co.                                        15,500                1,318
Morgan Stanley Dean Witter & Co.              21,440                1,241
American Express Co.                          25,500                1,230
Wachovia Corp.                                26,228                1,222

                                             Number of             Value
                                              Shares               (000)
-------------------------------------------------------------------------
Medtronic, Inc.                               24,000             $  1,167
US Bancorp                                    38,151                1,136
Wyeth                                         26,400                1,121
Bristol-Myers Squibb Co.                      38,400                1,098
Merrill Lynch & Co., Inc.                     18,700                1,097
Tyco International Ltd.                       39,565                1,048
BellSouth Corp.                               36,600                1,036
Bank One Corp.                                22,119                1,008
Texas Instruments, Inc.                       34,200                1,005
Disney (Walt) Co.                             40,400                  943
Goldman Sachs Group, Inc.                      9,400                  928
Fleet Boston Financial Corp.                  20,887                  912
du Pont (E.I.) de Nemours & Co.               19,678                  903
ConocoPhillips                                13,468                  883
United Technologies Corp.                      9,300                  881
Lowe's Companies, Inc.                        15,500                  859
Qualcomm, Inc.                                15,800                  852
Anheuser-Busch Cos., Inc.                     16,100                  848
eBay, Inc. (a)                                12,800                  827
Freddie Mac                                   13,800                  805
Dow (The) Chemical Co.                        18,210                  757
Applied Materials, Inc. (a)                   32,900                  739
Walgreen Co.                                  20,300                  739
Gillette (The), Co.                           20,000                  735
Washington Mutual, Inc.                       17,807                  714
Boeing (The) Co.                              16,576                  699
Target Corp.                                  18,000                  691
UnitedHealth Group, Inc.                      11,600                  675
Fifth Third Bancorp                           11,258                  665
Alcoa, Inc.                                   17,168                  652
Motorola, Inc.                                46,091                  649
Schlumberger Ltd.                             11,600                  635
MBNA Corp.                                    25,252                  628
McDonald's Corp.                              25,200                  626
EMC Corp. (a)                                 47,524                  614
Nextel Communications, Inc., Class A (a)      21,800                  612
Allstate (The) Corp.                          13,896                  598
Boston Scientific Corp. (a)                   16,200                  596
Kimberly-Clark Corp.                          10,032                  593

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities                24
December 31, 2003 (Continued)

                                            Number of             Value
                                             Shares               (000)
-------------------------------------------------------------------------
General Motors Corp.                         11,100              $    593
First Data Corp.                             14,400                   592
Yahoo, Inc. (a)                              13,000                   587
Ford Motor Co.                               36,297                   581
Caterpillar, Inc.                             6,900                   573
Honeywell International, Inc.                16,987                   568
Clear Channel Communications, Inc.           12,100                   567
Exelon Corp.                                  8,325                   552
Emerson Electric Co.                          8,300                   537
Colgate-Palmolive Co.                        10,700                   536
Cardinal Health, Inc.                         8,575                   524
Illinois Tool Works, Inc.                     6,100                   512
MetLife, Inc.                                15,100                   508
Schering-Plough Corp.                        29,000                   504
Bank (The) of New York Co., Inc.             15,200                   503
Marsh & McLennan Cos., Inc.                  10,500                   503
Carnival Corp.                               12,500                   497
Gannett Co., Inc.                             5,400                   481
Sysco Corp.                                  12,900                   480
Automatic Data Processing                    11,800                   467
Lockheed Martin Corp.                         8,960                   461
Cendant Corp. (a)                            20,104                   448
Prudential Financial, Inc.                   10,700                   447
Forest Laboratories, Inc. (a)                 7,200                   445
Southern (The) Co.                           14,400                   436
AT&T Wireless Services, Inc. (a)             53,439                   427
HCA, Inc.                                     9,900                   425
BB&T Corp.                                   10,800                   417
Lehman Brothers Holdings, Inc.                5,380                   415
Newmont Mining Corp.                          8,535                   415
National City Corp.                          12,100                   411
Gap (The), Inc.                              17,662                   410
Dominion Resources, Inc.                      6,399                   408
International Paper Co.                       9,451                   407
SunTrust Banks, Inc.                          5,600                   400
FedEx Corp.                                   5,900                   398
Baxter International, Inc.                   12,100                   369
Aflac, Inc.                                  10,200                   369
Guidant Corp.                                 6,100                   367

                                             Number of             Value
                                              Shares               (000)
-------------------------------------------------------------------------
Duke Energy Corp.                            17,924              $    367
Progressive (The) Corp.                       4,300                   359
Nike, Inc., Class B                           5,200                   356
General Dynamics Corp.                        3,900                   353
Northrop Grumman Corp.                        3,639                   348
Union Pacific Corp.                           5,000                   347
State Street Corp.                            6,600                   344
Waste Management, Inc.                       11,532                   341
SLM Corp.                                     9,000                   339
Zimmer Holdings, Inc. (a)                     4,780                   337
Sara Lee Corp.                               15,500                   337
Travelers Property Casualty Co., Class B     19,796                   336
General Mills, Inc.                           7,400                   335
Costco Wholesale Corp. (a)                    9,000                   335
Best Buy Co., Inc.                            6,400                   334
Omnicom Group                                 3,800                   332
Stryker Corp.                                 3,900                   332
Hartford Financial Services Group             5,600                   331
Analog Devices, Inc.                          7,200                   329
Maxim Integrated Products                     6,500                   324
Occidental Petroleum Corp.                    7,600                   321
Tribune Co.                                   6,200                   320
Avon Products, Inc.                           4,700                   317
AT&T Corp.                                   15,585                   316
Schwab, (The) Charles Corp.                  26,625                   315
Veritas Software Corp. (a)                    8,400                   312
Computer Associates International, Inc.      11,412                   312
Golden West Financial Corp.                   3,000                   310
Kellogg Co.                                   8,100                   308
Deere & Co.                                   4,700                   306
Kohl's Corp. (a)                              6,700                   301
PNC Financial Services Group, Inc.            5,500                   301
Entergy Corp.                                 5,200                   297
Sprint Corp. (FON Group)                     17,900                   294
WellPoint Health Networks (a)                 3,000                   291
Sun Microsystems, Inc. (a)                   64,700                   291
Alltel Corp.                                  6,200                   289
Harley-Davidson, Inc.                         6,000                   285
Capital One Financial Corp.                   4,600                   282

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities                25
December 31, 2003 (Continued)

                                             Number of             Value
                                              Shares               (000)
-------------------------------------------------------------------------
Electronic Arts, Inc. (a)                      5,900             $    282
CVS Corp.                                      7,800                  282
ConAgra Foods, Inc.                           10,600                  280
Mellon Financial Corp.                         8,600                  276
Kroger Co. (a)                                14,900                  276
Paychex, Inc.                                  7,400                  275
Danaher Corp.                                  3,000                  275
Weyerhaeuser Co.                               4,300                  275
Corning, Inc. (a)                             26,300                  274
Countrywide Financial Corp.                    3,600                  273
Agilent Technologies, Inc. (a)                 9,328                  273
Staples, Inc. (a)                              9,750                  266
McGraw-Hill (The) Cos., Inc.                   3,800                  266
Devon Energy Corp.                             4,600                  263
Linear Technology Corp.                        6,200                  261
Franklin Resources, Inc.                       5,000                  260
Xilinx, Inc. (a)                               6,700                  260
Apache Corp.                                   3,161                  256
Masco Corp.                                    9,300                  255
Starbucks Corp. (a)                            7,700                  255
Univision Communications, Inc., Class A (a)    6,400                  254
Wrigley (Wm.) Jr. Co.                          4,500                  253
Chubb Corp.                                    3,700                  252
Anadarko Petroleum Corp.                       4,933                  252
Bed Bath & Beyond, Inc. (a)                    5,800                  251
Heinz (H.J) Co.                                6,900                  251
Southwest Airlines Co.                        15,487                  250
Keycorp                                        8,416                  247
Raytheon Co.                                   8,200                  246
Praxair, Inc.                                  6,400                  244
International Game Technology                  6,800                  243
Burlington Northern Santa Fe Corp.             7,467                  242
Apollo Group, Inc., Class A (a)                3,500                  238
Air Products & Chemicals, Inc.                 4,500                  238
Biogen Idec, Inc. (a)                          6,435                  237
FPL Group, Inc.                                3,600                  236
American Electric Power Co., Inc.              7,700                  235
Lucent Technologies, Inc. (a)                 82,436                  234
Electronic Data Systems Corp.                  9,500                  233

                                             Number of             Value
                                              Shares               (000)
-------------------------------------------------------------------------
Ingersoll-Rand Co., Class A                    3,400             $    231
FirstEnergy Corp.                              6,500                  229
ACE Ltd.                                       5,500                  228
Sears Roebuck and Co.                          5,000                  227
Equity Office Properties Trust                 7,900                  226
PG&E Corp. (a)                                 8,100                  225
Halliburton Co.                                8,600                  224
Kla-Tencor Corp. (a)                           3,800                  223
TJX Cos., Inc.                                10,100                  223
PPG Industries, Inc.                           3,400                  218
Progress Energy, Inc.                          4,800                  217
Genzyme Corp. (General Division) (a)           4,400                  217
Campbell Soup Co.                              8,100                  217
Xerox Corp. (a)                               15,700                  217
Burlington Resources, Inc.                     3,910                  217
SouthTrust Corp.                               6,600                  216
Baker Hughes, Inc.                             6,690                  215
John Hancock Financial Services                5,700                  214
Marriott International, Inc., Class A          4,600                  213
Chiron Corp. (a)                               3,700                  211
Becton Dickinson & Co.                         5,100                  210
XL Capital Ltd., Class A                       2,700                  209
Johnson Controls, Inc.                         1,800                  209
St. Jude Medical, Inc. (a)                     3,400                  209
Principal Financial Group                      6,300                  208
Symantec Corp. (a)                             6,000                  208
Fortune Brands, Inc.                           2,900                  207
Intuit, Inc. (a)                               3,900                  206
Public Service Enterprise Group                4,700                  206
Aetna, Inc.                                    3,042                  206
Northern Trust Corp.                           4,400                  204
Clorox Co.                                     4,200                  204
Anthem, Inc. (a)                               2,700                  203
Yum! Brands, Inc. (a)                          5,880                  202
Marathon Oil Corp.                             6,100                  202
Broadcom Corp., Class A (a)                    5,900                  201
Hershey Foods Corp.                            2,600                  200
Allergan, Inc.                                 2,600                  200
Paccar, Inc.                                   2,325                  197

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities                26
December 31, 2003 (Continued)

                                             Number of             Value
                                              Shares               (000)
-------------------------------------------------------------------------
Lexmark International, Inc., Class A (a)       2,500             $    197
Archer-Daniels-Midland Co.                    12,887                  196
Coca-Cola Enterprises, Inc.                    8,900                  195
Block (H&R), Inc.                              3,500                  194
Comerica, Inc.                                 3,450                  193
Pitney Bowes, Inc.                             4,700                  191
Safeway, Inc. (a)                              8,700                  191
Consolidated Edison, Inc.                      4,400                  189
Unocal Corp.                                   5,100                  188
Rohm & Haas Co.                                4,385                  187
Limited Brands, Inc.                          10,300                  186
Biomet, Inc.                                   5,100                  186
McKesson Corp.                                 5,723                  184
Loews Corp.                                    3,700                  183
Medco Health Solutions, Inc. (a)               5,366                  182
Norfolk Southern Corp.                         7,700                  182
Moody's Corp.                                  3,000                  182
Adobe Systems, Inc.                            4,600                  181
Simon Property Group, Inc.                     3,800                  176
St. Paul Companies                             4,432                  176
Synovus Financial Corp.                        6,050                  175
AmSouth Bancorp                                7,100                  174
Marshall & Ilsley Corp.                        4,500                  172
MBIA, Inc.                                     2,900                  172
Cintas Corp.                                   3,400                  170
Altera Corp. (a)                               7,500                  170
Federated Department Stores                    3,600                  170
PeopleSoft, Inc. (a)                           7,430                  169
Mattel, Inc.                                   8,645                  167
Albertson's, Inc.                              7,313                  166
May (The) Department Stores Co.                5,650                  164
Regions Financial Corp.                        4,400                  164
Computer Sciences Corp. (a)                    3,700                  164
Eaton Corp.                                    1,500                  162
CIGNA Corp. (b)                                2,800                  161
Micron Technology, Inc. (a)                   11,900                  160
Equity Residential                             5,400                  159
Dover Corp.                                    4,000                  159
Charter One Financial, Inc.                    4,524                  156

                                             Number of             Value
                                              Shares               (000)
-------------------------------------------------------------------------
Sungard Data Systems, Inc. (a)                 5,600             $    155
Textron, Inc.                                  2,700                  154
Bear Stearns (The) Cos., Inc.                  1,925                  154
Quest Diagnostics (a)                          2,100                  154
Autozone, Inc. (a)                             1,800                  153
PPL Corp.                                      3,500                  153
TXU Corp.                                      6,400                  152
Apple Computer, Inc. (a)                       7,100                  152
Freeport-McMoRan Copper & Gold, Class B        3,600                  152
Qwest Communications International (a)        35,001                  151
CSX Corp.                                      4,200                  151
Georgia-Pacific Corp.                          4,916                  151
Transocean, Inc. (a)                           6,271                  151
Fiserv, Inc. (a)                               3,800                  150
Tenet Healthcare Corp. (a)                     9,350                  150
AMBAC Financial Group, Inc.                    2,150                  149
Eastman Kodak Co.                              5,800                  149
Monsanto Co.                                   5,135                  148
Ameren Corp.                                   3,200                  147
AON Corp.                                      6,125                  147
New York Times Co., Class A                    3,000                  143
Jefferson-Pilot Corp.                          2,812                  142
Ecolab, Inc.                                   5,200                  142
National Semiconductor Corp. (a)               3,600                  142
Kinder Morgan, Inc.                            2,400                  142
Lincoln National Corp.                         3,500                  141
American Standard Cos., Inc. (a)               1,400                  141
Edison International                           6,400                  140
Starwood Hotels & Resorts Worldwide, Inc.      3,900                  140
Network Appliance, Inc. (a)                    6,800                  140
Penney (J.C.) Co., Inc.                        5,300                  139
Parker Hannifin Corp.                          2,325                  138
Phelps Dodge Corp. (a)                         1,816                  138
Dollar General Corp.                           6,547                  137
Cinergy Corp.                                  3,520                  137
Concord EFS, Inc. (a)                          9,200                  137
Siebel Systems, Inc. (a)                       9,800                  136
Cincinnati Financial Corp.                     3,200                  134
Sempra Energy                                  4,454                  134

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities                27
December 31, 2003 (Continued)

                                          Number of             Value
                                           Shares               (000)
-------------------------------------------------------------------------
ITT Industries, Inc.                       1,800              $    134
Xcel Energy, Inc.                          7,820                   133
Rockwell Automation, Inc.                  3,700                   132
Molex, Inc.                                3,775                   132
Sanmina-SCI Corp. (a)                     10,400                   131
Tiffany & Co.                              2,900                   131
DTE Energy Co.                             3,300                   130
Constellation Energy Group, Inc.           3,300                   129
Centex Corp.                               1,200                   129
Pepsi Bottling Group, Inc.                 5,300                   128
Interpublic Group Cos., Inc. (a)           8,200                   128
Medimmune, Inc. (a)                        5,000                   127
Hilton Hotels Corp.                        7,400                   127
Novellus Systems, Inc. (a)                 3,000                   126
Knight-Ridder, Inc.                        1,600                   124
AmerisourceBergen Corp.                    2,200                   124
Avery Dennison Corp.                       2,200                   123
Family Dollar Stores                       3,400                   122
North Fork Bancorporation, Inc.            3,000                   121
Newell Rubbermaid, Inc.                    5,307                   121
Nabors Industries Ltd. (a)                 2,900                   120
IMS Health, Inc.                           4,800                   119
MeadWestvaco Corp.                         3,976                   118
Union Planters Corp.                       3,750                   118
UST, Inc.                                  3,300                   118
Prologis                                   3,600                   116
Sprint Corp. (PCS Group) (a)              20,500                   115
AES (The) Corp. (a)                       12,200                   115
Genuine Parts Co.                          3,450                   115
NiSource, Inc.                             5,200                   114
KeySpan Corp.                              3,100                   114
MGIC Investment Corp.                      2,000                   114
T. Price Rowe Group, Inc.                  2,400                   114
Health Management Associates, Class A      4,700                   113
Plum Creek Timber Co., Inc.                3,700                   113
Delphi Corp.                              11,026                   113
Pulte Homes, Inc.                          1,200                   112
Brown-Forman Corp., Class B                1,200                   112
Harrah's Entertainment, Inc.               2,250                   112

                                         Number of              Value
                                          Shares                (000)
-------------------------------------------------------------------------
BJ Services Co. (a)                        3,100              $    111
Zions Bancorporation                       1,800                   110
Jabil Circuit, Inc. (a)                    3,900                   110
First Tennessee National Corp.             2,500                   110
Rockwell Collins, Inc.                     3,600                   108
Express Scripts, Inc. (a)                  1,600                   106
EOG Resources, Inc.                        2,300                   106
Safeco Corp.                               2,700                   105
Torchmark Corp.                            2,300                   105
Cooper Industries Ltd., Class A            1,800                   104
Sherwin-Williams (The) Co.                 3,000                   104
Avaya, Inc. (a)                            8,028                   104
Huntington Bancshares, Inc.                4,566                   103
JDS Uniphase Corp. (a)                    28,000                   102
Office Depot, Inc. (a)                     6,100                   102
Whirlpool Corp.                            1,400                   102
Advanced Micro Devices, Inc. (a)           6,800                   101
Williams Cos., Inc.                       10,200                   100
Autonation, Inc. (a)                       5,400                    99
Reynolds (RJ) Tobacco Holdings, Inc.       1,700                    99
RadioShack Corp.                           3,200                    98
Teradyne, Inc. (a)                         3,800                    97
Noble Corp. (a)                            2,700                    97
Watson Pharmaceuticals, Inc. (a)           2,100                    97
Solectron Corp. (a)                       16,300                    96
Amerada Hess Corp.                         1,800                    96
American Power Conversion                  3,900                    95
Vulcan Materials Co.                       2,000                    95
VF Corp.                                   2,200                    95
Unisys Corp. (a)                           6,400                    95
EL Paso Corp.                             11,543                    95
CenturyTel, Inc.                           2,850                    93
QLogic Corp. (a)                           1,800                    93
Nordstrom, Inc.                            2,700                    93
UnumProvident Corp.                        5,725                    90
Wendy's International, Inc.                2,300                    90
Kerr-McGee Corp.                           1,938                    90
Sealed Air Corp. (a)                       1,661                    90
Jones Apparel Group Inc.                   2,500                    88

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities                28
December 31, 2003 (Continued)

                                             Number of        Value
                                              Shares          (000)
-------------------------------------------------------------------------
Allied Waste Industries, Inc. (a)              6,300        $     87
Applera Corp. (Applied Biosystem)              4,200              87
BMC Software, Inc. (a)                         4,600              86
Grainger (W.W.), Inc.                          1,800              85
Leggett & Platt, Inc.                          3,900              84
McCormick & Co., Inc.                          2,800              84
Nucor Corp.                                    1,500              84
Thermo Electron Corp. (a)                      3,300              83
Mercury Interactive Corp. (a)                  1,700              83
Scientific-Atlanta, Inc.                       3,000              82
Robert Half International, Inc. (a)            3,500              82
Bard (C.R.), Inc.                              1,000              81
Sigma-Aldrich Corp.                            1,400              80
Dow Jones & Co., Inc.                          1,600              80
Waters Corp. (a)                               2,400              80
Black & Decker Corp.                           1,600              79
Janus Capital Group, Inc.                      4,800              79
Sunoco, Inc.                                   1,500              77
Engelhard Corp.                                2,550              76
Symbol Technologies, Inc.                      4,500              76
Novell, Inc. (a)                               7,200              76
Alberto-Culver Co., Class B                    1,200              76
Humana, Inc. (a)                               3,300              75
Liz Claiborne, Inc.                            2,100              74
Nvidia Corp. (a)                               3,200              74
Supervalu, Inc.                                2,600              74
Pactiv Corp. (a)                               3,100              74
NCR Corp. (a)                                  1,900              74
King Pharmaceuticals, Inc. (a)                 4,766              73
Pinnacle West Capital Corp.                    1,800              72
Hasbro, Inc.                                   3,375              72
Darden Restaurants, Inc.                       3,350              70
United States Steel Corp.                      2,000              70
Citrix Systems, Inc. (a)                       3,300              70
Citizens Communications Co. (a)                5,600              70
Temple-Inland, Inc.                            1,100              69
Equifax, Inc.                                  2,800              69
Goodrich Corp.                                 2,300              68
Tellabs, Inc. (a)                              8,100              68

                                             Number of        Value
                                              Shares          (000)
--------------------------------------------------------------------
Navistar International Corp. (a)               1,400        $     67
PMC-Sierra, Inc. (a)                           3,300              66
International Flavors & Fragrances, Inc.       1,900              66
Providian Financial Corp. (a)                  5,700              66
Donnelley (RR) & Sons Co.                      2,200              66
Apartment Investment & Mgt. Co., Class A       1,900              66
Ball Corp.                                     1,100              66
KB Home                                          900              65
Comverse Technology, Inc. (a)                  3,700              65
LSI Logic Corp. (a)                            7,300              65
Federated Investors, Inc., Class B             2,200              65
Pall Corp.                                     2,400              64
Stanley (The) Works                            1,700              64
Fluor Corp.                                    1,600              63
Manor Care, Inc.                               1,800              62
CIENA Corp. (a)                                9,300              62
Ashland, Inc.                                  1,400              62
Sabre Holdings Corp., Class A                  2,840              61
Eastman Chemical Co.                           1,500              59
Centerpoint Energy, Inc.                       6,107              59
Brunswick Corp.                                1,800              57
Bausch & Lomb, Inc.                            1,100              57
Tektronix, Inc.                                1,800              57
Autodesk, Inc.                                 2,300              57
Boise Cascade Corp.                            1,700              56
Dana Corp.                                     2,943              54
Toys R US, Inc. (a)                            4,200              53
TECO Energy, Inc.                              3,500              50
Bemis Co.                                      1,000              50
Convergys Corp. (a)                            2,800              49
Meredith Corp.                                 1,000              49
Monster Worldwide, Inc. (a)                    2,200              48
Reebok International Ltd.                      1,200              47
ADC Telecommunications, Inc. (a)              15,700              47
PerkinElmer, Inc.                              2,700              46
Carmax, Inc. (a)                               1,475              46
Compuware Corp. (a)                            7,400              45
Rowan Cos., Inc. (a)                           1,900              44
Millipore Corp. (a)                            1,000              43

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities                29
December 31, 2003 (Continued)

                                             Number of             Value
                                              Shares               (000)
-------------------------------------------------------------------------
Maytag Corp.                                  1,500              $     42
Circuit City Stores, Inc.                     4,100                    42
Deluxe Corp.                                  1,000                    41
Ryder System, Inc.                            1,200                    41
Coors (Adolph) Co., Class B                     700                    39
Cummins, Inc.                                   800                    39
Reliant Resources, Inc. (a)                   5,210                    38
Louisiana-Pacific Corp. (a)                   2,100                    38
Snap-On, Inc.                                 1,150                    37
Calpine Corp. (a)                             7,700                    37
Crane Co.                                     1,200                    37
Applied Micro Circuits Corp. (a)              5,900                    35
Andrew Corp. (a)                              2,993                    34
Dynegy, Inc., Class A (a)                     7,800                    33
Big Lots, Inc. (a)                            2,300                    33
Cooper Tire & Rubber Co.                      1,500                    32
Del Monte Foods Co. (a)                       3,081                    32
Allegheny Energy, Inc. (a)                    2,500                    32
Worthington Industries                        1,700                    31
Nicor, Inc.                                     900                    31
Gateway, Inc. (a)                             6,400                    29
Peoples Energy Corp.                            700                    29
American Greetings Corp., Class A (a)         1,300                    28
Delta Air Lines, Inc. (a)                     2,400                    28
Dillard's, Inc., Class A                      1,700                    28
Winn-Dixie Stores, Inc.                       2,800                    28
Thomas & Betts Corp. (a)                      1,200                    27
Great Lakes Chemical Corp.                    1,000                    27
Hercules, Inc. (a)                            2,200                    27
Visteon Corp.                                 2,551                    27
Smucker (J.M.) Co.                              578                    26
CMS Energy Corp. (a)                          3,000                    26
Goodyear (The) Tire & Rubber Co. (a)          3,200                    25
Allegheny Technologies, Inc.                  1,770                    23
Parametric Technology Corp. (a)               5,800                    23
Tupperware Corp.                              1,200                    21
Power-One, Inc. (a)                           1,900                    21
Advanced Medical Optics, Inc. (a)               644                    13
Texas Genco Holdings, Inc.                      300                    10

                                             Number of        Value
                                              Shares          (000)
-------------------------------------------------------------------------
EnPro Industries, Inc. (a)                          460     $      6
Hudson Highland Group, Inc. (a)                     165            4
Mirant Corp. (a)                                  7,960            3
Agere Systems, Inc., Class A (a)                    823            2
Cavco Industries, Inc. (a)                           60            1
Unilever NV                                           1           --
Kadant, Inc. (a)                                      1           --
WorldCom, Inc. (MCI Group) (a)                       12           --
WorldCom, Inc. (WorldCom Group) (a)                   1           --
                                                            --------
Total Common Stocks
   (Cost - $191,729)                                         203,871
                                                            --------
SHORT-TERM OBLIGATIONS - 12.2%
Money Market Fund - 11.0%
TimesSquare VP Money Market Fund (c)         25,800,000       25,800
                                                            --------

                                                Principal
                                                  (000)
                                                ---------
U.S. Government - 1.2%
U.S. Treasury Bills,
   0.98%, 1/29/04 (d)                             $ 375             375
   0.97%, 4/1/04 (d)                              1,500           1,496
   0.95%, 5/13/04 (d)                             1,000             997
                                                               --------
                                                                  2,868
                                                               --------
Total Short-Term Obligations
   (Cost - $28,668)                                              28,668
                                                               --------
TOTAL INVESTMENTS IN SECURITIES - 99.3%
   (Total Cost - $220,397) (e)                                  232,539
Cash and Other Assets Less Liabilities - 0.7%                     1,550
                                                               --------
NET ASSETS - 100.0%                                            $234,089
                                                               ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Investments in Securities                30
December 31, 2003 (Continued)

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES

(a) Non-income producing securities.
(b) TimesSquare Capital Management, Inc., the fund's Investment Advisor, is an indirect wholly owned subsidiary of CIGNA Corp.
(c) TimesSquare Capital Management, Inc., the fund's investment adviser, is also adviser to the TimesSquare VP Money Market Fund.
(d) This security, or a portion thereof, was pledged as collateral for Stock
    Index Futures Contracts. At December 31, 2003, the Fund was long 81 S&P
    500(R) Futures Contracts expiring in March 2004. Unrealized gains amounted to $543,713. Underlying face value was $21,945,937 and underlying market value was $22,489,650.
    Tax Information
(e) At December 31, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $221,280,923, was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    was an excess of value over tax cost                            $40,962,052

    Aggregate gross unrealized depreciation for all investments in which there
    was an excess of tax cost over value                            (29,704,039)
                                                                    -----------
    Unrealized appreciation - net                                   $11,258,013
                                                                    ===========
(f) As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

    Undistributed ordinary income                                   $   923,062
    Undistributed capital gains                                     $ 1,316,339

------------------------------------------------------------
     TimesSquare Variable Products S&P 500(R) Index Fund

                                          Market     % of
                                          Value       Net
  Ten Largest Positions (Unaudited)       (000)     Assets
  --------------------------------------------------------
  General Electric Co.                   $6,159       2.6%
  Microsoft Corp.                         5,896       2.5
  Exxon Mobil Corp.                       5,364       2.3
  Pfizer, Inc.                            5,336       2.3
  Citigroup, Inc.                         4,955       2.1
  Wal-Mart Stores, Inc.                   4,546       1.9
  Intel Corp.                             4,163       1.8
  American International Group            3,426       1.5
  Cisco Systems, Inc.                     3,318       1.4
  International Business Machine Corp.    3,160       1.3
------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund                                          31

Statement of Assets and Liabilities
December 31, 2003
(In Thousands)

Assets:
Investments in securities at value                               $232,539
Cash                                                                    1
Receivable for Fund shares sold                                      1638
Receivable for investments sold                                       601
Interest and dividends receivable, net of withholding taxes           275
Investment for Trustees' deferred compensation plan                   130
Futures variation margin receivable                                    59
                                                                 --------
      Total assets                                                235,243
                                                                 --------
Liabilities:
Payable for investments purchased                                     687
Payable for Fund shares redeemed                                      182
Deferred Trustees' fees payable                                       130
Custodian fees payable                                                 54
Insurance expenses payable                                             21
Audit and legal fees payable                                           28
Administrative services fees payable                                   18
Advisory fees payable                                                  17
Shareholder reports payable                                            15
Other accrued expenses                                                  2
                                                                 --------
      Total liabilities                                             1,154
                                                                 --------
Net Assets                                                       $234,089
                                                                 ========
Components of Net Assets:
Paid in capital                                                  $220,660
Undistributed net investment income                                   871
Accumulated net realized loss                                        (128)
Net unrealized appreciation of investments and futures             12,686
                                                                 --------
Net Assets                                                       $234,089
                                                                 ========
Shares Outstanding                                                 14,786
                                                                 ========
Net Asset Value and Redemption Price per Share                   $  15.83
                                                                 ========
Cost of Investments                                              $220,397
                                                                 ========

Statement of Operations
For the Year Ended December 31, 2003
(In Thousands)

Investment Income:
Income:
   Dividends                                                $ 3,383
   Interest                                                      26
                                                            -------
                                                              3,409
                                                            -------
Expenses:
   Investment advisory fees                     $422
   Custodian fees and expenses                   159
   Administrative services fees                   88
   Auditing and legal fees                        43
   Insurance expenses                             22
   Shareholder reports                            16
   Trustees' fees                                  5
   Other                                           8
                                                ----
      Total expenses                             763
      Less expenses waived by Adviser           (252)
                                                ----
   Net expenses                                  511
                                                ----
Net Investment Income                                         2,898
                                                            -------
Realized and Unrealized Gain on
   Investments:
   Net realized gain from:
      Futures contracts                                       4,844
      Investments                                               454
                                                            -------
                                                              5,298
                                                            -------
   Net change in unrealized appreciation of:
      Futures contracts                                         953
      Investments                                            42,127
                                                            -------
                                                             43,080
                                                            -------
Net Realized and Unrealized Gain on
   Investments                                               48,378
                                                            -------
Net Increase in Net Assets Resulting from
   Operations                                               $51,276
                                                            =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund                                          32

Statements of Changes in Net Assets
(In Thousands)

                                             For the Year Ended December 31,
                                             -------------------------------
                                                      2003         2002
                                             -------------------------------
Operations:
Net investment income                             $  2,898     $  3,172
Net realized gain on investments                     5,298       14,399
Net unrealized appreciation (depreciation)
   on investments                                   43,080      (76,909)
                                                  --------     --------
Net increase (decrease) in net assets from
   operations                                       51,276      (59,338)
                                                  --------     --------
Dividends and Distributions:
From net investment income                          (4,276)      (3,122)
From net realized gain                              (2,574)      (6,528)
                                                  --------     --------
Total dividends and distributions                   (6,850)      (9,650)
                                                  --------     --------
Capital Share Transactions:
Net proceeds from shares sold                       66,928       70,188
Net asset value of shares issued to
   shareholders in reinvestment of dividends
   and distributions                                 6,850        9,650
                                                  --------     --------
                                                    73,778       79,838
Cost of shares redeemed                            (71,408)    (126,359)
                                                  --------     --------
Net increase (decrease) in net assets from
   Fund share transactions                           2,370      (46,521)
                                                  --------     --------
Net Increase (Decrease) in Net Assets               46,796     (115,509)
Net Assets:
Beginning of period                                187,293      302,802
                                                  --------     --------
End of period*                                    $234,089     $187,293
                                                  ========     ========
* includes undistributed net investment
  income of:                                      $    871     $    127
                                                  ========     ========

                                             For the Year Ended December 31,
                                             -------------------------------
                                                      2003         2002
                                             -------------------------------
Transactions in Capital Stock:
Shares sold                                          4,884        4,601
Shares issued in reinvestment of dividends
   and distributions                                   439          763
                                                  ---------    --------
                                                     5,323        5,364
Shares redeemed                                     (5,261)      (8,131)
                                                  ---------    --------
Net increase (decrease) in shares
   outstanding                                          62       (2,767)
                                                  =========    ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund                                          33

Financial Highlights

                                                                    For the Year Ended December 31,
                                              --------------------------------------------------------------------
                                                       2003         2002          2001          2000         1999
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $  12.72     $  17.31      $  19.95       $  22.83    $  19.73
                                                   ---------     --------      --------       --------    -------
Income from investment operations:
Net investment income (a)                             0.21          0.23          0.23           0.35        0.32
Net realized and unrealized gain (loss)               3.38         (4.13)        (2.66)         (2.49)       3.75
                                                   ---------     --------      --------       --------    -------
Total from investment operations                      3.59         (3.90)        (2.43)         (2.14)       4.07
                                                   ---------     --------      --------       --------    -------
Less dividends and distributions:
From net investment income                           (0.30)        (0.22)        (0.21)         (0.44)      (0.51)
From capital gains                                   (0.18)        (0.47)           --          (0.30)      (0.46)
                                                   ---------     --------      --------       --------    --------
Total dividends and distributions                    (0.48)        (0.69)        (0.21)         (0.74)      (0.97)
                                                   ---------     --------      --------       --------    --------
Net asset value, end of period                     $  15.83     $  12.72      $  17.31       $  19.95    $  22.83
                                                   =========     ========      ========       ========    ========
Total Return (b)                                     28.27%       (22.51)%      (12.18)%        (9.37)%     20.77%

Ratios to Average Net Assets:
Gross expenses                                        0.37%         0.37%         0.35%          0.36%       0.38%
Fees and expenses waived or borne by the Adviser      0.12%         0.12%         0.10%          0.11%       0.13%
Net expenses                                          0.25%         0.25%         0.25%          0.25%       0.25%
Net investment income                                 1.42%         1.32%         1.38%          1.64%       1.57%
Portfolio Turnover                                       2%            7%            2%             4%          3%
Net assets, End of Period (000 omitted)            $234,089     $187,293      $302,802       $292,739    $282,781

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Notes to Financial Statements            34

1. Utilization of Indexation Approach. TimesSquare VP S&P 500(R) Index Fund (the "Fund") seeks to achieve its long-term growth objective by attempting to replicate the total return performance, reduced by Fund expenses, of the Standard & Poor's 500(R) Composite Stock Price Index.

2. Significant Accounting Policies. The Fund is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Equity securities, including warrants, that are listed on a national securities exchange or are part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and other equity securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued at the most recent bid price. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Trust's Board of Trustees. The Fund's Board of Trustees has designated the Pricing Committee of TimesSquare Capital Management, Inc. to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Futures Contracts -- The Fund is authorized to enter into S&P 500(R) futures contracts. The Fund may use futures contracts with the objective of earning returns on its short-term investments equivalent to returns on the S&P 500(R) Composite Stock Index. As a result, the purchase of futures contracts simulates a fully invested position in the underlying index, while maintaining liquidity. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Notes to Financial Statements            35
(Continued)

records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.


C. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

D. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. The tax character of distributions paid to shareholders is as follows:

                          For the Year Ended December 31,
                          -------------------------------
                                2002            2003
Tax Character                   ----            ----
Ordinary Dividends          $3,368,021      $4,276,828
Long-term Capital Gains      6,281,979       2,573,544

E. Dividends and Distributions to Shareholders -- Dividends from net investment income and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for wash sales, real estate investment trusts and capital loss carryforwards. To the extent that such differences are permanent, a reclassification to Components of Net Assets may be required. As a result, at December 31, 2003, the Fund increased its undistributed net investment income by $2,123,183, decreased accumulated net realized gain by $2,124,450 and increased paid in capital by $1,267.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.25% applied to the daily average net assets of the Fund. TimesSquare has contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, amortized organization expenses, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.25% of average daily net assets until April 30, 2004, and thereafter to the extent described in the Fund's then current prospectus. Effective May 1, 2002, TimesSquare retains the right to be repaid by the Fund if the Fund's expenses fall below the percentage specified above prior to the end of the fiscal year or within three years after TimesSquare waives advisory fees or reimburses a Fund's operating expenses. The Fund's remaining contingent liability and expiration dates are as shown below:

       Remaining
 Contingent Liability     Expires during     Expires during
        (000's)            2005 (000's)       2006 (000's)
----------------------   ----------------   ---------------
        $482                  $230               $252

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest its excess cash in the affiliated

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund Notes to Financial Statements            36
(Continued)

TimesSquare VP Money Market Fund ("TSVPMM") managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund. For the year ended December 31, 2003, TimesSquare waived $88,887 of its advisory fees payable by the Fund. Income distributions from TSVPMM, which amounted to $195,549 for the year ended December 31, 2003, are recorded as dividend income in the Statement of Operations.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2003, the Fund paid or accrued $87,850.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 2003, were $19,109 and $41,732 respectively, for U.S. Government and Agency Obligations and $3,553,427 and $3,010,621 respectively, for all other securities.

6. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest without par value. Of the 14,785,675 shares outstanding at December 31, 2003, 14,608,832 shares were held by Connecticut General Life Insurance Company ("CG Life") relating to variable annuity and variable universal life insurance contracts issued by CG Life. CG Life is an indirect, wholly-owned subsidiary of CIGNA Corporation. The remainder, representing 1.2% of the shares outstanding, was held by an employee benefit plan established by CG Life for certain of its employees.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund                                          37

Report of Independent Auditors

To the Trustees and Shareholders of TimesSquare VP S&P 500(R) Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquare VP S&P 500(R) Index Fund (the "Fund") at December 31, 2003, the results of its operations, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2004

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund                                          38
(Unaudited)

Trustees and Officers
Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Trust's Board of Trustees and Officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                       Number of
Name,         Position         Length                                                  Portfolios in   Other
Address*      Held with        of Time           Principal Occupation(s) During        Fund Complex    Directorships
and Age       Fund             Served            Past 5 Years                          Overseen        Held by Trustee
------------------------------------------------------------------------------------------ ---------------- -----------------
Independent Trustees

Russell H.    Trustee          Trustee since     Vice President (Investor Relations,   14              --
Jones                          1995              Public Relations) and Treasurer,
59                                               Kaman Corporation (helicopters
                                                 and aircraft components, industrial
                                                 distribution)

Paul J.       Trustee          Trustee since     Special Advisor to Board of           14              Western
McDonald                       1995              Directors, Friendly Ice Cream                         Massachusetts
60                                               Corporation (family restaurants                       Electric Company
                                                 and dairy products)

Marnie        Trustee          Trustee since     Diocesan Consultant, Episcopal        14              Boston Mutual Life
Wagstaff                       2003              Diocese of Connecticut; Previously,                   Insurance Company
Mueller                                          Visiting Professor of Health
64                                               Economics, Wesleyan University

Carol Ann     Trustee          Trustee since     Director and Chair of Audit           14              Reed & Barton
Hayes                          2003              Committee, Reed and Barton                            Corporation
59                                               Corporation

Affiliated Trustees and Fund Officers

Richard H.    Trustee,         Trustee and       Managing Director, CIGNA              14              Director of various
Forde         Chairman of      Chairman          Retirement & Investment Services                      subsidiaries of
50            the Board and    since 2002,       and TimesSquare Capital                               CIGNA Corporation
              President        President since   Management, Inc.
              1998

David P.      Trustee          Trustee since     Chief Investment Officer, CIGNA       14              Director of various
Marks                          2003              Retirement & Investment Services                      subsidiaries of
57                                                                                                     CIGNA Corporation

Alfred A.     Vice President   Officer           CIGNA Funds Treasurer; Assistant      14              --
Bingham III   and Treasurer    Since 1982        Vice President, TimesSquare Capital
59                                               Management, Inc.

Jeffrey S.    Vice President   Officer           Senior Counsel,                       14              --
Winer         and Secretary    Since 1993        CIGNA Corporation
46

--------------------------------------------------------------------------------
* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103

--------------------------------------------------------------------------------
TimesSquare VP S&P 500(R) Index Fund (Continued)                              39
(Unaudited)

--------------------------------------------------------------------------------
"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's
500," and "500" are trademarks of the Standard & Poor's Corporation (S&P) and have been licensed for use by CG Life. The TimesSquare VP S&P 500(R) Index
Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

TimesSquare VP S&P 500(R) Index Fund is an open-end, diversified management investment company that seeks to achieve its long-term growth objective by attempting to replicate the total return performance, reduced by Fund expenses, of the Standard & Poor's 500(R) Composite Stock Price Index. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.
--------------------------------------------------------------------------------

This report has been prepared for the information of participants of CG Variable Annuity accounts I & II pursuant to variable annuity contracts issued by Connecticut General Life Insurance Company.

--------------------------------------------------------------------------------

CIGNA Variable Products S&P 500(R) Index Fund was organized by Connecticut General Life Insurance Company in 1968. The name of the fund was changed in May 2002 from CIGNA Variable Products S&P 500(R) Index Fund to TimesSquare VP S&P 500(R) Index Fund. Both TimesSquare Capital Management, Inc. and CIGNA Financial Services, Inc. are affiliates of Connecticut General Life Insurance Company.

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